ASSIGNMENT AND BILL OF SALE

COMMONWEALTH OF KENTUCKY	§
§
COUNTY OF FAYETTE	§

THIS ASSIGNMENT AND BILL OF SALE (“Assignment”) dated the 29th day of September, 2009, but effective as of the 1st day of July, 2009, at 12:01 A.M. EST (“Effective Time”), is from CLASSIC OIL & GAS RESOURCES, INC., a Kentucky corporation, with its principal office located at 416 W. Brannon Road, Nicholasville, KY 40356 ("Assignor") to VELOCITY ENERGY PARTNERS LP, a Delaware limited partnership, with its principal office located at 523 N. Sam Houston Parkway East, Suite 175, Houston, TX  77060 (hereinafter referred to as “Assignee”).

IN CONSIDERATION OF the sum of one hundred dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby GRANTS, CONVEYS, SELLS and ASSIGNS to Assignee all of its right, title and interest, except as expressly excluded herein, in and to the following assets (individually or collectively, "Classic Assets"):

A.       (1)     50% WORKING INTERESTS: Fifty Percent (50%) of Classic’s working interests in the active, open, shut-in, or temporarily abandoned (but not plugged and abandoned) proved, developed, producing (“PDP”) oil or gas wells and proved, developed, non-producing and behind pipe wells (“PDNP & BP”), which Fifty Percent (50%) interests are set forth and identified on the schedules attached hereto as Exhibits A-1 and A-2, respectively, and made a part hereof, except for wells in which Summit Highwall Mining Services, Inc. (“Summit”) has contracted with Classic to purchase certain additional interests proportionate to its respective working interest percentages, which wells are identified on the schedule attached hereto as Exhibit A-3 and made a part hereof (“Summit Wells”) in which Velocity will acquire 50% of Classic’s working interest remaining after any such acquisition by Summit (individually or collectively, such working interests identified on Exhibits A-1, A-2, and A-3 constitute the “50% Working Interests”); and

           (2)     100% WORKING INTERESTS:  One Hundred Percent (100%) of Classic’s working interests in the active, open, shut-in, or temporarily abandoned (but not plugged and abandoned) proved, developed, producing (“PDP”) oil or gas wells and proved, developed, non-producing and behind pipe wells (“PDNP & BP”) identified on the schedules attached hereto as Exhibit A-4 and A-5, (individually or collectively, such working interests constitute the “100% Working Interests” and the 100% Working Interests and the 50% Working Interests, individually or collectively, constitute the “Acquired Working Interests”);

B.       OTHER CONTRACTUAL OR PROPERTY RIGHTS AND OBLIGATONS:   In granting to Velocity the Acquired Working Interests, the parties understand that there shall also be conveyed to Velocity at Closing, and Velocity shall assume, such contractual and property rights and obligations  as are derivative from post-Effective Date ownership of the Acquired Working Interests, to the extent Classic would have received or assumed such contractual and property rights and obligations had it retained, and not conveyed, such Acquired Working Interests (exclusive of, but not limited to (i) any contractual or property rights and obligations as operator of the Wells relating to the 50% Working Interests, to the extent such may be deemed derivative from such 50% Working Interests (under which Classic shall continue as the sole operator), (ii) contractual or property rights and obligations as operator of the Wells relating to the 100% Working Interests, to the extent such may also be deemed derivative from such 100% Working Interests (under which Classic shall not continue as the operator but cannot convey the such contractual or property rights and obligations); (iii) any other contractual or property rights and obligations derived from being the operator of any Wells relating to the Acquired Working Interests, to the extent such may also be deemed derivative from such Acquired Working Interests and (iv) any contractual or property rights and obligations to the extent such was earned by, accrued to the benefit of or was transferred to Classic prior to the Effective Date), as well as such contractual or property rights and obligations more fully described in Paragraph 7 of the LOI described in Paragraph 5 below (individually or collectively, the “Other Contractual or Property Rights and Obligations”); and

C.       DOCUMENTATION AND DATA:  All originals (with respect to 100% Working Interests) or copies (with respect to 50% Working Interests) of its contracts, licenses, permits, seismic and other technical data, maps, logs, well files, books and records, and other information and materials relating to such Acquired Working Interests (collectively, the “Documentation and Data”).

Individually or collectively, the 50% Working Interests, the 100% Working Interests, the Other Contractual or Property Rights and Obligations and the Documentation and Data constitute the “Classic Assets”, all of which shall conveyed at the Closing (the "Transaction") free and clear of all liens and encumbrances, except for usual and customary liens and encumbrances deemed to be Permitted Encumbrances, and any preferential rights of purchase by third parties.  Except as may be otherwise expressly provided for in this letter, Classic retains all rights to any other assets or property of Classic, including, but not limited to, interests in other wells, other leasehold interests, royalty interests, easements, wellhead facilities and other oilfield equipment, gathering and transportation facilities and equipment, vehicles and other property whether real, personal or mixed.

2

TO HAVE AND TO HOLD the Classic Assets, subject to the following terms and conditions:

1.        Special Warranty Of Title.  Assignor warrants and shall defend title to the Classic Assets conveyed to Assignee against every person whomsoever lawfully claiming the Classic Assets or any part thereof by, through and under Assignor, but not otherwise.

2.        Agreements.  This Assignment is made subject to and shall be burdened by the terms, covenants and conditions contained in any contracts, agreements and instruments affecting the Classic Assets; and at and after the Effective Time, Assignee shall be bound by and shall perform all of the terms, covenants and conditions contained therein.

3.        Compliance With Laws.  This Assignment is made subject to all applicable laws, statutes, ordinances, permits, decrees, orders, judgments, rules and regulations which are promulgated, issued or enacted by a governmental entity having appropriate jurisdiction, and Assignee shall comply with the same at and after the Effective Time.

4.        Successors and Assigns.  The terms, covenants and conditions contained in this Assignment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, and such terms, covenants and conditions shall be covenants running with the land and with each subsequent transfer or assignment of the Classic Assets, or any part thereof.

5.        Letter of Intent.  This Assignment is made in accordance with and is subject to the terms, covenants and conditions contained in that certain definitive, legally binding  Letter of Intent dated effective as of July 1, 2009, by and between Classic Oil & Gas Resources, Inc. and Velocity Energy Partners LP, as Buyer (“LOI”), and the terms, covenants and conditions contained in the LOI, including capitalized terms not expressly defined herein, are incorporated herein by reference as though said terms, covenants and conditions were fully set forth verbatim herein.  If there is a conflict between the provisions of the LOI and this Assignment, the provisions of the LOI shall control the rights and obligations of the Parties.

7.        Governing Law.   The laws of the State of West Virginia, excluding its conflicts of law principles, shall govern this Assignment and Bill of Sale.

EXECUTED on the day and year first referenced above, but effective as of the Effective Time.

3

ASSIGNOR:

CLASSIC OIL & GAS RESOURCES, INC.

By:	/s/ William W. Kelly, Jr.
Name:	William W. Kelly, Jr.
Title:	President

ASSIGNEE:

VELOCITY ENERGY PARTNERS LP,
By Velocity Energy Limited LLC,
It’s General Partner

By:	/s/ D. E. Vandenberg
Name:	D. E. Vandenberg
Title:	President

4

ACKNOWLEDGEMENTS

COMMONWEALTH OF KENTUCKY	§
§
COUNTY OF FAYETTE	§

The foregoing instrument was acknowledged before me this the 2nd day of October, 2009, by William W. Kelly, Jr., as President of Classic Oil & Gas Resources, Inc., a Kentucky corporation, on behalf of said corporation.

My commission expires:
Signature

Name (Printed, Typed of Stamped)

Notary Public - Commonwealth of Kentuc

COMMONWEALTH OF KENTUCKY	§
§
COUNTY OF FAYETTE	§

The foregoing instrument was acknowledged before me this _____ day of September, 2009, by D. E. Vandenberg, as President of Velocity Energy Limited LLC, a Texas limited liability company, as General Partner of Velocity Energy Partners LP, a Delaware limited partnership on behalf of said entity.

My commission expires:
Signature

Name (Printed, Typed of Stamped)

Notary Public - Commonwealth of Kentucky

5

		EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

AUREDNICK #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.450	2.500	2.450
BOLEN#1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119
BROWNING #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.470	2.500	2.470
BRYANT #1 PDP	OCEANA	WYOMING	1-PDP	4.000	3.300	4.000	3.300
CHAMBERS #1 PDP	CLEAR FORK	WYOMING	1-PDP	1.500	1.670	1.500	1.670
COOK #1 PDP	OCEANA EAST	WYOMING	1-PDP	5.526	4.560	5.526	4.560
COOK #2 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	0.857	1.039	0.857

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

COOKE, H. #1 PDP	OCEANA EAST	WYOMING	1-PDP	5.000	4.300	5.000	4.300
CRAIG #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.450	2.500	2.450
DAVIS #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.000	2.225	2.000	2.225
FOX #1 PDP	OCEANA	WYOMING	1-PDP	5.000	4.850	5.000	4.850
FOX #2 PDP	OCEANA	WYOMING	1-PDP	4.000	3.300	4.000	3.300
HATFIELD #1 PDP	OCEANA	WYOMING	1-PDP	1.039	1.119	1.039	1.119
HUGHES #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.450	2.500	2.450
JACKSON #1 PDP	OCEANA EAST	WYOMING	1-PDP	4.000	3.300	4.000	3.300
JEWELL #1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

LAMB #1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119
LANDIS #1 PDP	CLEAR FORK	WYOMING	1-PDP	1.500	1.670	1.500	1.670
LANDIS #2 PDP	CLEAR FORK	WYOMING	1-PDP	1.500	1.670	1.500	1.670
LANDIS #3 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.470	2.500	2.470
NLC CHURCH #1 PDP	OCEANA EAST	WYOMING	1-PDP	5.000	4.850	5.000	4.850
PCHC 1309 B PDP	OCEANA	WYOMING	1-PDP	1.813	1.523	1.813	1.523
PCT #115 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

PCT #128 PDP	YUKON - S	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #129 PDP (APO)	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #130 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #131 PDP (APO)	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PCT #132 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #133 PDP	YUKON - S	McDOWELL	1-PDP	2.000	1.640	1.035	0.850
PCT #134 PDP	YUKON - S	McDOWELL	1-PDP	5.000	4.100	2.585	2.120
PCT #135 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #136 PDP	YUKON - S	McDOWELL	1-PDP	12.500	10.025	6.465	5.300
PCT #137 PDP (APO)	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #138 PDP	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.290	1.060
PCT #140 PDP	YUKON - S	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #141 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #142 PDP	YUKON - S	McDOWELL	1-PDP	0.500	0.410	0.260	0.215

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

PCT #143 PDP (APO)	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #146 PDP	YUKON - S	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #150 PDP	YUKON - N	McDOWELL	1-PDP	2.500	2.050	1.290	1.060
PCT #152 PDP (APO)	YUKON - N	McDOWELL	1-PDP	2.500	2.050	1.290	1.060
PCT #153 PDP	YUKON - N	McDOWELL	1-PDP	2.500	2.050	1.290	1.060
PCT #154 PDP	YUKON - N	McDOWELL	1-PDP	18.500	15.170	9.565	7.845
PCT #156 PDP	YUKON - N	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #157 PDP	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PCT #160 PDP	YUKON - N	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PCT #161 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #162 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #163 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #164 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

PCT #166 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #167 PDP	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PCT #168 PDP	YUKON - S	McDOWELL	1-PDP	9.000	7.380	4.655	3.815
PCT #169 PDP	YUKON - S	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #175 PDP	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PENNINGTON #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.550	2.500	2.550
SHORT, A. #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.000	2.225	2.000	2.225
SPEARS #1 PDP	OCEANA EAST	WYOMING	1-PDP	4.500	3.690	4.500	3.690

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

STEPP #1 PDP	OCEANA	WYOMING	1-PDP	6.500	5.500	6.500	5.500
TOLER, C. #1 PDP	CLEAR FORK	WYOMING	1-PDP	1.500	1.670	1.500	1.670
TOLER, D. #1 PDP	CLEAR FORK	WYOMING	1-PDP	25.374	20.568	25.374	20.568
TOLER, D.R. #1 PDP	OCEANA EAST	WYOMING	1-PDP	4.000	3.280	4.000	3.280
TOLER, J. #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.550	2.500	2.550
TOLER, K. #1 PDP	CLEAR FORK	WYOMING	1-PDP	43.500	35.940	43.500	35.940
TOLER, M. #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.550	2.500	2.550
TOLER, T. #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.000	2.225	2.000	2.225
WEST, S. #1 PDP	CLEAR FORK	WYOMING	1-PDP	27.675	25.009	27.675	25.009

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

WEST, S. #3 PDP	CLEAR FORK	WYOMING	1-PDP	5.000	4.125	5.000	4.125
WEST ET AL #1 PDP	CLEAR FORK	WYOMING	2-PDNP	2.000	2.225	2.000	2.225
WRIGHT, B. #1 PDP	KIMBALL	WYOMING	1-PDP	4.500	3.715	4.500	3.715

EXHIBIT A-2  PDNP&BP WELLS
CLASSIC OIL & GAS    50%
    RESOURCES, INC.     WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

CLINE, B. #1 PDNP	CLEAR FORK	WYOMING	2-PDNP	2.500	2.550	2.500	2.550
FIELDS, BOB #1 PDNP	OCEANA	WYOMING	2-PDNP	4.000	3.280	4.000	3.280
FOX #1 PDNP (BP)	OCEANA	WYOMING	2-PDNP (BP)	5.000	4.850	5.000	4.850
JACKSON #1 PDNP (BP)	OCEANA EAST	WYOMING	2-PDNP (BP)	4.000	3.300	4.000	3.300
LAMB #1 PDNP (BP)	OCEANA EAST	WYOMING	2-PDNP (BP)	1.039	1.119	1.039	1.119
NLC CHURCH #1 PDNP (BP)	OCEANA EAST	WYOMING	2-PDNP (BP)	5.000	4.850	5.000	4.850
PCT #134 PDNP (BP)	YUKON - S	McDOWELL	2-PDNP (BP)	5.000	4.100	2.585	2.120
PCT #145 PDNP	YUKON - S	McDOWELL	2-PDNP	3.000	2.460	1.274	1.554
PCT #149 PDNP	YUKON - N	McDOWELL	2-PDNP	2.500	2.050	1.292	1.059
PCT #173 PDNP	YUKON - S	McDOWELL	2-PDNP	5.500	4.510	2.844	2.332
PCT #176 PDNP	YUKON - S	McDOWELL	2-PDNP	12.500	10.250	6.465	5.300
STEPP #1 PDNP (BP)	OCEANA	WYOMING	2-PDNP (BP)	6.500	5.500	6.500	5.500
TOLER, D.R. #1 PDNP (BP)	OCEANA EAST	WYOMING	2-PDNP (BP)	4.000	3.280	4.000	3.280
WEST, S. #2 PDNP	CLEAR FORK	WYOMING	2-PDNP	2.500	2.550	2.500	2.550

EXHIBIT A-3 SUMMIT WELLS
CLASSIC OIL & GAS      %
       RESOURCES, INC.     VARIES

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

BOLEN#1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119
COOK #1 PDP	OCEANA EAST	WYOMING	1-PDP	5.526	4.560	5.526	4.560
COOK #2 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	0.857	1.039	0.857
HATFIELD #1 PDP	OCEANA	WYOMING	1-PDP	1.039	1.119	1.039	1.119
JEWELL #1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119
LAMB #1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119

EXHIBIT A-4  PDP WELLS
CLASSIC OIL & GAS     100%
     RESOURCES, INC.      WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

ADKINS #1 PDP	INDIAN CREEK	WYOMING	1-PDP	15.000	12.825	15.000	12.825
BOBO #1 PDP	GILBERT CREEK	MINGO	1-PDP	75.000	66.250	75.000	66.250
CLINE, ELMER #1 PDP	GILBERT CREEK	MINGO	1-PDP	100.000	87.500	100.000	87.500
CLINE, ELMER #2 PDP	GILBERT CREEK	MINGO	1-PDP	15.500	15.250	15.500	15.250
CLINE, R. S. #1 PDP	ELK LICK	WYOMING	1-PDP	30.000	27.650	30.000	27.650
CNB 748 PDP	BOONE COUNTY	BOONE	1-PDP	100.000	80.280	100.000	80.280
ELLIS #1 PDP	GILBERT CREEK	MINGO	1-PDP	100.000	87.500	100.000	87.500
ELLIS #2 PDP	GILBERT CREEK	MINGO	1-PDP	19.500	18.670	19.500	18.670
McGRAW #1 PDP	PECKS MILL - LF	LOGAN	1-PDP	10.000	9.000	10.000	9.000
MEADOWS #1 PDP	BRENTON	WYOMING	1-PDP	100.000	87.500	100.000	87.500
OWENS #1 PDP	GARDEN GAP	WYOMING	1-PDP	20.000	18.300	20.000	18.300
PENN VA. #920 PDP	ANAWALT	McDOWELL	1-PDP	100.000	87.500	100.000	87.500
SMITH #1 PDP	GILBERT CREEK	MINGO	1-PDP	20.000	19.100	20.000	19.100

EXHIBIT A-5  PDNP&BP WELLS
CLASSIC OIL & GAS     100%
    RESOURCES, INC.    WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

TINSLEY #1 PDNP	GILBERT CREEK	MINGO	2-PDNP	100.000	77.500	100.000	77.500